$587,157,000(Approximate)

 GMAC RFC (GRAPHIC OMITTED)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS6

RASC Series 2005-KS6 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

June 14, 2005

Citigroup (Graphic Omitted)

Citigroup Global Markets Inc. Disclaimer

The information herein is preliminary, subject to change without notice, and may be incomplete or condensed. No representation or warranty is made as to the accuracy of the information or the reasonableness of the assumptions contained herein. All assumptions and information contained herein constitute a judgment only as of the dates specified and are subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

This information is not an offer to enter into any transaction, or a commitment by us to enter into any transaction. This information is provided to you for information purposes only. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of the securities described herein may be consummated without the purchaser first having received a Prospectus and a Prospectus Supplement.

Citigroup Global Markets Inc. ("CGM") is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

RASC Series 2005-KS6 Trust
Home Equity Mortgage Asset-Backed Pass-Through Certificates

$587,157,000 (Approximate)

Subject to Revision

Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (mos)(2) Call/Mat	Final Scheduled Distribution Date(3)	Expected Ratings (S&P/Moody's/Fitch)
A-1 (4)	$227,821,000	Floating	SEQ	[1.00/1.00]	[1 - 21 / 1 - 21]	January 2026	AAA/Aaa/AAA
A-2 (4)	98,796,000	Floating	SEQ	[2.00/2.00]	[21 - 28 / 21 - 28]	January 2030	AAA/Aaa/AAA
A-3 (4)	99,458,000	Floating	SEQ	[3.25/3.25]	[28 - 66/ 28 - 66]	July 2035	AAA/Aaa/AAA
A-4 (4)	42,031,000	Floating	SEQ	[6.01/7.90]	[66- 73 / 66 - 167]	July 2035	AAA/Aaa/AAA
M-1 (4)(5)	19,792,000	Floating	MEZZ	[4.66/5.11]	[47 - 73 / 47 - 140]	July 2035	AA+/Aa1/AA+
M-2 (4)(5)	21,891,000	Floating	MEZZ	[4.50/4.93]	[43 - 73 / 43 - 135]	July 2035	AA/Aa2/AA+
M-3 (4)(5)	7,197,000	Floating	MEZZ	[4.43/4.84]	[43 - 73 / 43 - 128]	July 2035	AA/Aa3/AA
M-4 (4)(5)	15,893,000	Floating	MEZZ	[4.38/4.78]	[41 - 73 / 41 - 126]	July 2035	AA-/A1/AA-
M-5 (4)(5)	9,896,000	Floating	MEZZ	[4.34/4.72]	[40 - 73 / 40 - 119]	July 2035	A+/A2/A+
M-6 (4)(5)	7,197,000	Floating	MEZZ	[4.32/4.68]	[40 - 73 / 40 - 114]	July 2035	A/A3/A
M-7 (4)(5)	11,095,000	Floating	MEZZ	[4.29/4.62]	[39 - 73 / 39 - 110]	July 2035	A-/Baa1/A
M-8 (4)(5)	7,497,000	Floating	MEZZ	[4.27/4.55]	[38 - 73 / 38 - 102]	July 2035	BBB+/Baa2/BBB+
M-9 (4)(5)	6,597,000	Floating	MEZZ	[4.25/4.48]	[38 - 73 / 38 - 95]	July 2035	BBB+/Baa3/BBB
M-10 (4)(5)	5,998,000	Floating	MEZZ	[4.25/4.40]	[37 - 73 / 37 - 88]	July 2035	BBB-/Ba1/BBB
M-11 (4)(5)	5,998,000	Floating	MEZZ	[4.20/4.23]	[37 - 73 / 37 - 79]	July 2035	BBB-/NR/BBB-
B-1 (4)(5)(6)	4,498,000	Not Offered Hereby					BB+/NR/BB+
B-2 (4)(5)(6)	2,999,000	Not Offered Hereby					BB/NR/BB
B-3 (4)(5)(6)	1,500,000	Not Offered Hereby					BB/NR/NR
Total	596,154,000

    The size is subject to a permitted variance in the aggregate of plus or minus 5%.

    The Certificates will be priced to the first possible Optional Termination Date and the applicable Prepayment Pricing Assumption for the Mortgage Loans.

    For the Class A-1 and A-2 Certificates, the Final Scheduled Distribution Date assumes a prepayment rate of 0% CPR and no optional termination. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan.

    The applicable margin on the related Class A Certificates will increase to 2x their original margin and the applicable margin on the Class M and Class B Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible Optional Termination Date. Each class is subject to the Net Wac Cap.

    The Class M and Class B Certificates are not expected to receive principal payments prior to the Stepdown Date.

    The Class B Certificates will not be offered by the prospectus supplement.

Transaction Overview
Certificates:

The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates and Class M-11 Certificates (the "Class M Certificates"); and the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates").

The Class A Certificates and the Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

Depositor:	Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation
Seller and Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")
Sub-Servicer:

Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation with respect to the Mortgage Loans. This includes loans that are interim serviced and transferred to Homecomings within ninety days.

Trustee:	US Bank, National Association
Underwriter:	Citigroup Global Markets, Inc.
Cut-off Date:	June 1, 2005
Closing Date:	On or about June 28, 2005
Distribution Dates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in July 2005. The initial Distribution Date will be July 25, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.

Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:

The offered certificates will represent ownership of regular interests in a REMIC, and, to that extent, will be treated as debt instruments of a REMIC for federal income tax purposes. The offered certificates will also represent ownership of an interest in one or more yield maintenance agreements, and, to that extent will be treated as notional principal contracts for federal income tax purposes.

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off Date ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Approximately 12.51% of the Mortgage Loans provide for an initial interest only period of up to five years. On the Closing Date, the Mortgage Loans will have an aggregate principal balance of approximately $599,752,569.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then approximate outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28/11% per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Net Mortgage Rate:	With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any adjustable rate Mortgage Loan, the maximum interest rate less the Expense Fee Rate and with respect to any fixed rate Mortgage Loan, the Net Mortgage Rate.
Net WAC Cap Rate:

The pass-through rate of each class of the Class A, Class M and Class B Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period, as adjusted to account for payments required to be made under the related yield maintenance agreement, if any.

Basis Risk Shortfall:

With respect to each class of the Class A, Class M and Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the yield maintenance provider to make required payments pursuant to the related yield maintenance agreement will be Basis Risk Shortfalls payable in the amounts and priority described under Excess Cash Flow Distributions.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date, in each case, with respect to the Mortgage Loans.

Coupon Step Up:

If the holders of the call rights do not purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the applicable margin on the Class A Certificates will increase to 2x the original margin and the applicable margin for the Class M and Class B Certificates will increase to 1.5x the original margin, in each case on the second Distribution Date following such first possible Optional Termination Date.

Credit Enhancement:	A. Overcollateralization ("OC") B. Excess Cash Flow C. Subordination

Class Rating(S&P/Moody's/Fitch) Initial Credit Support After Step-Down Support

A-1 AAA/Aaa/AAA 21.95% 43.90%

A-2 AAA/Aaa/AAA 21.95% 43.90%

A-3 AAA/Aaa/AAA 21.95% 43.90%

A-4 AAA/Aaa/AAA 21.95% 43.90%

M-1AA+/Aa1/AA+18.65%37.30%

M-2AA/Aa2/AA+15.00%30.00%

M-3AA/Aa3/AA13.80%27.60%

M-4AA-/A1/AA-11.15%22.30%

M-5A+/A2/A+9.50%19.00%

M-6A/A3/A8.30%16.60%

M-7A-/Baa1/A6.45%12.90%

M-8BBB+/Baa2/BBB+5.20%10.40%

M-9BBB+/Baa3/BBB4.10%8.20%

M-10BBB-/Ba1/BBB3.10%6.20%

M-11BBB-/NR/BBB-2.10%4.20%

B-1BB+/NR/BB+1.35%2.70%

B-2BB/NR/BB0.85%1.70%

B-3BB/NR/NR0.60%1.20%

Class Rating (S/M/F) Subordination Percentage (Approximate)

AAAA/Aaa/AAA 56.10%

M-1AA+/Aa1/AA+62.70%

M-2AA+/Aa2/AA+70.00%

M-3AA/Aa3/AA72.40%

M-4AA-/A1/AA-77.70%

M-5A+/A2/A+81.00%

M-6A/A3/A83.40%

M-7A-/Baa1/A87.10%

M-8BBB+/Baa2/BBB+89.60%

M-9BBB+/Baa3/BBB+91.80%

M-10BBB/Ba1/BBB93.80%

M-11BBB-/NR/BBB-95.80%

B-1BB+/NR/BB+97.30%

B-2BB+/NR/BB98.30%

B-3BB+/NR/NR98.80%

Subordination Percentage:
Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (ii) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, before taking into account the distributions of principal to be made on such Distribution Date.

Overcollateralization Target Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, (ii) on or after the Stepdown Date if a Trigger Event is not in effect an amount equal to the greater of (x) 1.20% of the aggregate principal balance of the mortgage loans after giving effect to distributions of principal to be made for such Distribution Date and (y) the Overcollateralization Floor and (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the prior Distribution Date.

Overcollateralization Floor:	0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.
Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in July 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 43.90%.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, for purposes of this definition only, after taking into account the Principal Remittance Amount, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Excess Cash Flow:

For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the principal remittance amount and (b) any overcollateralization reduction amount.

Excess Cash Flow may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) 2.70% and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in July 2007, the cumulative realized losses on the Mortgage Loans as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Interest Distributions:

On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) will be distributed to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:
    To the Class A Certificates, pro rata;
    To the Class M-1 Certificates;
    To the Class M-2 Certificates;
    To the Class M-3 Certificates;
    To the Class M-4 Certificates;
    To the Class M-5 Certificates;
    To the Class M-6 Certificates;
    To the Class M-7 Certificates;
    To the Class M-8 Certificates;
    To the Class M-9 Certificates;
    To the Class M-10 Certificates;
    To the Class M-11 Certificates;
    To the Class B-1 Certificates;
    To the Class B-2 Certificates; and
    To the Class B-3 Certificates.

Principal Distributions:

On each Distribution Date, the Principal Distribution Amount will be distributed as follows:

    To the Class A Certificates, the Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the aggregate certificate principal balances of the Class A Certificates are reduced to zero;
    To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;
    To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;
    To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;
    To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;
    To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;
    To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;
    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;
    To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;
    To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero;
    To the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero;
    To the Class M-11 Certificates, the Class M-11 Principal Distribution Amount, until the certificate principal balance of the Class M-11 Certificates is reduced to zero;
    To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the certificate principal balance of the Class B-1 Certificates is reduced to zero;
    To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the certificate principal balance of the Class B-2 Certificates is reduced to zero; and
    To the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, until the certificate principal balance of the Class B-3 Certificates is reduced to zero.

Class A Principal Distributions:

The Class A Principal Distribution Amount will be distributed sequentially, to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Excess Cash Flow Distributions:

On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

    To pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;
    as part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;
    to pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;
    to pay the holders of Class A, Class M and Class B Certificates, the amount of any prepayment interest shortfalls allocated thereto for that distribution date, on a pro rata basis based on prepayment interest shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date;
    to pay to the holders of the Class A, Class M and Class B Certificates, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
    to pay to the holders of the Class A Certificates, pro rata, and then the Subordinate Certificates, in order of priority, the amount of any Basis Risk Shortfall remaining unpaid as of that distribution date;
    to pay to the holders of the Class A, Class M and Class B Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that distribution date;
    to pay to the holders of the Class A Certificates, pro rata, and then to the Subordinate Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and
    to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (x) the Principal Remittance Amount for the Mortgage Loans, (y) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A, Class M or Class B Certificates that remain unreimbursed on that Distribution Date and (z) the Excess Cash Flow to the extent distributable as principal to (i) cover realized losses on the Mortgage Loans and (ii) to reach the Overcollateralization Target Amount, less any overcollateralization reduction amounts and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date in and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the Overcollateralization Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-10 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class M-11 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount and the Class M-10 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount and the Class M-10 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class M-9 Principal Distribution Amount and Class M-10 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-11 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class B-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount and the Class M-11 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount and the Class M-11 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates and Class M-11 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class M-9 Principal Distribution Amount, Class M-10 Principal Distribution Amount and Class M-11 Principal Distribution Amount and (ii) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class B-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount, the Class M-11 Principal Distribution Amount and the Class B-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount, the Class M-11 Principal Distribution Amount and the Class B-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates and Class B-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class M-9 Principal Distribution Amount, Class M-10 Principal Distribution Amount, Class M-11 Principal Distribution Amount and Class B-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Class B-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount, the Class M-11 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount, the Class M-9 Principal Distribution Amount, the Class M-10 Principal Distribution Amount, the Class M-11 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class B-1 Certificates and Class B-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class M-9 Principal Distribution Amount, Class M-10 Principal Distribution Amount, Class M-11 Principal Distribution Amount, Class B-1 Principal Distribution Amount and Class B-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class B-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

    To Excess Cash Flow for the related Distribution Date;

    To the overcollateralization, until reduced to zero (as further described in the prosepctus supplement);

    To the Class B-3 Certificates, until reduced to zero;

    To the Class B-2 Certificates, until reduced to zero;

    To the Class B-1 Certificates, until reduced to zero;

    To the Class M-11 Certificates, until reduced to zero;

    To the Class M-10 Certificates, until reduced to zero;

    To the Class M-9 Certificates, until reduced to zero;

    To the Class M-8 Certificates, until reduced to zero;

    To the Class M-7 Certificates, until reduced to zero;

    To the Class M-6 Certificates, until reduced to zero;

    To the Class M-5 Certificates, until reduced to zero;

    To the Class M-4 Certificates, until reduced to zero;

    To the Class M-3 Certificates, until reduced to zero;

    To the Class M-2 Certificates, until reduced to zero;

    To the Class M-1 Certificates, until reduced to zero; and

    To the Class A Certificates, on a pro rata basis, until reduced to zero.

Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Yield Maintenance Agreements

On the Closing Date, the Trustee will enter into two Yield Maintenance Agreements with [ ] (the "Counterparty") for the benefit of the Class A, the Class M and Class B Certificates. On each Distribution Date, payments under the Yield Maintenance Agreements will be made based on (i) an amount equal the lesser of (a) the notional amount set forth in the related tables below and (b) the outstanding certificate principal of the Class A Certificates, or the Class M and Class B Certificates, as applicable, immediately preceding that Distribution Date and (ii) the strike rates set forth in the related table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the related strike rates beginning with the Distribution Date in August 2005. Such payments will be capped at their related maximum amount when one-month LIBOR equals or exceeds the related Ceiling. The Class A Yield Maintenance Agreement will terminate after the Distribution Date in June 2007. The Class M and Class B Yield Maintenance Agreement will terminate after the Distribution Date in September 2007.

Class A Yield Maintance Agreement Schedule				Class M and Class B Yield Maintance Agreement Schedule
Distribution Date	Notional Balance ($)	Strike Rate (%)	Ceiling (%)	Distribution Date	Notional Balance ($)	Strike Rate (%)	Ceiling (%)
7/25/05	-	0.000	0.000	7/25/05	-	0.000	0.000
8/25/05	465,042,905.93	6.614	8.841	8/25/05	128,048,000.00	5.731	8.010
9/25/05	460,640,570.21	6.614	8.840	9/25/05	128,048,000.00	5.731	8.010
10/25/05	454,891,164.08	6.839	8.839	10/25/05	128,048,000.00	5.955	8.010
11/25/05	447,795,133.57	6.613	8.838	11/25/05	128,048,000.00	5.731	8.010
12/25/05	439,361,609.88	6.839	8.837	12/25/05	128,048,000.00	5.955	8.010
1/25/06	429,608,695.86	6.613	8.835	1/25/06	128,048,000.00	5.732	8.010
2/25/06	418,563,674.51	6.613	8.833	2/25/06	128,048,000.00	5.732	8.010
3/25/06	406,263,132.08	7.339	8.831	3/25/06	128,048,000.00	6.452	8.010
4/25/06	392,929,205.70	6.612	8.828	4/25/06	128,048,000.00	5.732	8.010
5/25/06	378,649,503.94	6.838	8.825	5/25/06	128,048,000.00	5.957	8.010
6/25/06	363,877,878.24	6.611	8.822	6/25/06	128,048,000.00	5.733	8.010
7/25/06	349,533,718.98	6.837	8.818	7/25/06	128,048,000.00	5.957	8.010
8/25/06	335,605,630.37	6.610	8.814	8/25/06	128,048,000.00	5.733	8.010
9/25/06	322,081,516.12	6.609	8.810	9/25/06	128,048,000.00	5.734	8.010
10/25/06	308,949,632.33	6.835	8.806	10/25/06	128,048,000.00	5.958	8.010
11/25/06	296,198,577.23	6.607	8.801	11/25/06	128,048,000.00	5.734	8.010
12/25/06	283,817,281.15	6.833	8.797	12/25/06	128,048,000.00	5.958	8.010
1/25/07	271,794,996.87	6.605	8.792	1/25/07	128,048,000.00	5.735	8.010
2/25/07	260,121,290.20	6.604	8.786	2/25/07	128,048,000.00	5.735	8.010
3/25/07	248,786,030.82	7.334	8.781	3/25/07	128,048,000.00	6.456	8.010
4/25/07	236,660,357.30	6.605	8.775	4/25/07	128,048,000.00	5.738	8.010
5/25/07	217,561,310.06	7.110	8.769	5/25/07	128,048,000.00	6.231	8.010
6/25/07	199,495,889.36	8.757	8.763	6/25/07	128,048,000.00	7.845	8.010
				7/25/07	128,048,000.00	8.010	8.010
				8/25/07	128,048,000.00	7.825	8.010
				9/25/07	128,048,000.00	7.813	8.010

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$ 599,752,569.45	$12,000	$699,409
Number of Mortgage Loans	4,048

Average Current Principal Balance	$148,160.22	$12,000	$699,409
(1) Weighted Average Original Loan-to-Value	81.11%	10%	100%
(1) Weighted Average Mortgage Rate	7.414%	5.140%	12.250%
(1) Weighted Average Net Mortgage Rate	6.945%	4.715%	11.700%
(1) Weighted Average Note Margin	6.340%	3.050%	10.290%
(1) Weighted Average Maximum Mortgage Rate	13.612%	9.350%	17.400%
(1) Weighted Average Minimum Mortgage Rate	6.991%	4.300%	11.00%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	24	1	36
(1) Weighted Average Remaining Term to Stated Maturity (months)	357	118	360
(1) (2) Weighted Average Credit Score	612	484	800

(1) Weighted Average reflected in Total.

(2) 100% of the Aggregate Loans have Credit Scores.

(3) Includes loans that will be transferred to HomeComings within 90 days.

		Percent of Cut-off Date
	Range	Principal Balance
Product Type	ARM	86.62%
	Fixed	13.38%

Lien	First	100.00%

Property Type	Single Family (detached)	77.87%
	Detached PUD	10.79
	Condo under 5 stories	3.36
	Condo over 8 stories	0.05
	Two-to-four family units	3.13
	Manufactured Home	1.97
	Attached PUD	1.97
	Townhouse/rowhouse	0.69
	Mid-rise condo (5-8 stories)	0.17

Occupancy Status	Primary Residence	95.14%
	Non Owner Occupied	3.12%
	Second/Vacation	1.74%

Documentation Type	Full Documentation	64.34%
	Reduced Documentation	35.66%

Loans with Prepayment Penalties		69.60%
Loans serviced by Homecomings(3)		100%

Aggregate Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
499 or less	10	$1,064,775	0.18%	$106,477	68.11%
500 - 519	52	6,410,133	1.07	123,272	72.88
520 - 539	187	24,521,820	4.09	131,133	74.42
540 - 559	326	43,629,991	7.27	133,834	77.19
560 - 579	435	58,582,624	9.77	134,673	79.59
580 - 599	663	96,850,683	16.15	146,079	81.60
600 - 619	794	120,426,052	20.08	151,670	82.44
620 - 639	638	93,659,301	15.62	146,801	82.19
640 - 659	447	72,542,446	12.10	162,287	81.84
660 - 679	226	37,328,576	6.22	165,171	82.62
680 - 699	119	19,096,685	3.18	160,476	84.03
700 - 719	65	10,732,916	1.79	165,122	82.65
720 - 739	43	7,247,357	1.21	168,543	79.81
740 - 759	23	4,331,063	0.72	188,307	80.01
760 or greater	20	3,328,149	0.55	166,407	85.76
Total:	4,048	$599,752,569	100.00%	$148,160	81.11%

Aggregate Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
$100,000 or less	1,396	$105,121,360	17.53%	$75,302	606	79.76%
100,001 - 200,000	1,850	264,584,482	44.12	143,019	608	81.19
200,001 - 300,000	550	134,908,300	22.49	245,288	613	81.15
300,001 - 400,000	183	62,797,162	10.47	343,154	626	82.63
400,001 - 500,000	57	25,460,393	4.25	446,674	632	81.66
500,001 - 600,000	9	4,908,774	0.82	545,419	672	80.23
600,001 - 700,000	3	1,972,098	0.33	657,366	594	86.13
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.5000 - 4.9999	16	$3,282,710	0.55%	$205,169	631	71.91%
5.0000 - 5.4999	126	27,701,429	4.62	219,853	637	78.33
5.5000 - 5.9999	324	63,327,541	10.56	195,455	633	77.95
6.0000 - 6.4999	625	108,143,118	18.03	173,029	626	78.59
6.5000 - 6.9999	751	117,767,477	19.64	156,814	616	80.31
7.0000 - 7.4999	877	126,298,006	21.06	144,011	608	82.35
7.5000 - 7.9999	602	75,120,035	12.53	124,784	598	83.89
8.0000 - 8.4999	439	49,171,570	8.20	112,008	584	85.46
8.5000 - 8.9999	164	17,663,701	2.95	107,705	585	86.18
9.0000 - 9.4999	86	8,325,601	1.39	96,809	562	83.95
9.5000 - 9.9999	24	2,144,458	0.36	89,352	539	75.35
10.0000 - 10.4999	8	463,207	0.08	57,901	546	76.23
10.5000 - 10.9999	3	241,325	0.04	80,442	518	75.81
11.0000 - 11.4999	2	65,233	0.01	32,616	530	56.61
11.5000 - 11.9999	1	37,159	0.01	37,159	572	60.00
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Original Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
5.0000 - 5.4999	20	$4,289,334	0.72%	$214,467	635	73.57%
5.5000 - 5.9999	152	34,096,058	5.69	224,316	644	78.98
6.0000 - 6.4999	306	58,039,511	9.68	189,672	633	77.72
6.5000 - 6.9999	689	120,477,518	20.09	174,859	626	79.32
7.0000 - 7.4999	664	101,464,880	16.92	152,809	616	80.01
7.5000 - 7.9999	916	130,665,952	21.79	142,648	607	81.95
8.0000 - 8.4999	543	68,284,977	11.39	125,755	597	84.05
8.5000 - 8.9999	462	53,364,851	8.90	115,508	583	85.54
9.0000 - 9.4999	156	16,226,847	2.71	104,018	584	86.43
9.5000 - 9.9999	102	9,841,044	1.64	96,481	557	82.80
10.0000 - 10.4999	17	1,446,972	0.24	85,116	534	72.52
10.5000 - 10.9999	14	1,178,820	0.20	84,201	543	78.92
11.0000 - 11.4999	3	223,030	0.04	74,343	510	70.33
11.5000 - 11.9999	3	115,617	0.02	38,539	542	71.16
12.0000 - 12.4999	1	37,159	0.01	37,159	572	60.00
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	125	$14,783,914	2.47%	$118,271	592
50.01 - 55.00	43	6,135,786	1.02	142,693	582
55.01 - 60.00	79	9,660,639	1.61	122,287	596
60.01 - 65.00	113	16,351,734	2.73	144,706	592
65.01 - 70.00	195	28,921,718	4.82	148,317	590
70.01 - 75.00	266	34,818,408	5.81	130,896	596
75.01 - 80.00	1,491	225,078,887	37.53	150,958	620
80.01 - 85.00	525	79,536,080	13.26	151,497	603
85.01 - 90.00	790	127,352,171	21.23	161,205	618
90.01 - 95.00	402	53,851,820	8.98	133,960	619
95.01 - 100.00	19	3,261,413	0.54	171,653	642
Total:	4,048	$599,752,569	100.00%	$148,160	612

Aggregate State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	85	$8,671,020	1.45%	$102,012	608	85.93%
Alaska	2	217,951	0.04	108,976	613	95.00
Arizona	163	25,577,506	4.26	156,917	610	83.54
Arkansas	20	2,139,246	0.36	106,962	598	88.95
California	326	85,310,398	14.22	261,688	625	77.47
Colorado	55	9,291,116	1.55	168,929	619	84.20
Connecticut	61	10,735,782	1.79	175,996	618	80.03
Delaware	12	1,897,634	0.32	158,136	586	79.25
District of Columbia	3	656,098	0.11	218,699	615	63.59
Florida	452	70,460,289	11.75	155,886	609	80.42
Georgia	212	27,297,850	4.55	128,763	607	82.62
Hawaii	1	237,451	0.04	237,451	618	90.00
Idaho	20	2,441,000	0.41	122,050	618	83.25
Illinois	175	25,801,078	4.30	147,435	610	81.91
Indiana	102	10,109,824	1.69	99,116	602	83.05
Iowa	49	4,994,082	0.83	101,920	606	84.67
Kansas	22	2,391,568	0.40	108,708	616	86.09
Kentucky	46	4,563,707	0.76	99,211	593	85.78
Louisiana	65	7,480,639	1.25	115,087	600	86.30
Maine	13	2,174,051	0.36	167,235	611	83.06
Maryland	78	15,908,979	2.65	203,961	603	80.47
Massachusetts	48	11,548,081	1.93	240,585	610	76.75
Michigan	229	27,265,545	4.55	119,064	610	82.41
Minnesota	157	25,039,220	4.17	159,485	608	81.25
Mississippi	60	4,941,206	0.82	82,353	601	85.78
Missouri	127	14,264,472	2.38	112,319	601	84.24
Montana	3	362,770	0.06	120,923	587	85.99
Nebraska	13	1,266,767	0.21	97,444	604	85.04
Nevada	53	11,799,990	1.97	222,641	624	78.30
New Hampshire	15	2,930,473	0.49	195,365	613	81.61
New Jersey	75	15,809,914	2.64	210,799	602	75.11
New Mexico	14	1,571,320	0.26	112,237	619	81.72
New York	33	4,819,971	0.80	146,060	601	75.37
North Carolina	89	10,874,914	1.81	122,190	615	82.80
North Dakota	4	378,947	0.06	94,737	598	83.22
Ohio	140	14,932,695	2.49	106,662	605	82.85
Oklahoma	35	2,826,720	0.47	80,763	607	87.14
Oregon	36	4,982,513	0.83	138,403	627	78.48
Pennsylvania	91	10,371,730	1.73	113,975	601	79.31
Rhode Island	17	4,173,127	0.70	245,478	627	83.75
South Carolina	69	7,092,590	1.18	102,791	607	85.88
South Dakota	5	451,544	0.08	90,309	641	83.88
Tennessee	95	10,148,489	1.69	106,826	607	85.55
Texas	322	39,820,149	6.64	123,665	624	81.74
Utah	24	3,657,157	0.61	152,382	613	85.06
Vermont	1	118,121	0.02	118,121	600	80.00
Virginia	123	21,958,062	3.66	178,521	600	79.47
Washington	82	13,302,853	2.22	162,230	628	80.75
West Virginia	10	1,051,979	0.18	105,198	601	82.76
Wisconsin	110	13,002,485	2.17	118,204	614	83.19
Wyoming	6	631,492	0.11	105,249	612	85.31
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	2,197	$338,228,430	56.39%	$153,950	602	79.39%
Purchase	1,474	211,876,763	35.33	143,743	628	83.81
Rate / Term Refinance	377	49,647,376	8.28	131,691	617	81.33
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Documentation
Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	2,759	$385,895,885	64.34%	$139,868	603	81.65%
Reduced Documentation	1,289	213,856,685	35.66	165,909	628	80.13
Total:	4,048	$99,752,569	100.00%	$148,160	612	81.11%

Aggregate Occupancy
Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	3,802	$570,590,997	95.14%	$150,077	611	81.15%
Non-Owner Occupied	180	18,740,224	3.12	104,112	645	78.43
Second/Vacation	66	10,421,349	1.74	157,899	642	83.76
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	3,219	$467,043,752	77.87%	$145,090	610	81.20%
Planned Unit Developments (detached)	330	64,730,550	10.79	196,153	617	81.89
Condo Low-Rise (under 5 stories)	148	20,173,384	3.36	136,307	622	81.41
Two-to-four family units	108	18,753,413	3.13	173,643	627	78.99
Manufactured Home	134	11,801,822	1.97	88,073	633	77.89
Planned Unit Developments (attached)	69	11,790,914	1.97	170,883	615	80.64
Townhouse/rowhouse	35	4,149,345	0.69	118,553	608	77.56
Mid-rise condo (5-8 stories)	4	992,693	0.17	248,173	649	81.16
Hi-rise condo	1	316,696	0.05	316,696	569	84.00
Total:	4,048	$599,752,569	100.00	$148,160	612	81.11%

Aggregate Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,111	$343,944,826	57.35%	$155,561	636	82.74%
AX	631	97,433,737	16.25	154,412	607	79.68
AM	591	80,773,841	13.47	136,673	577	81.56
B	362	45,302,909	7.55	125,146	559	78.30
C	177	23,216,873	3.87	131,169	539	71.60
CM	75	8,982,954	1.50	119,773	536	86.69
Total:	4,047	$599,654,780	99.98%	$148,173	612	81.11%

Aggregate Prepayment Penalty Term
Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	1,282	$182,353,627	30.40%	$142,242	614	80.90%
Other	1	105,361	0.02	105,361	575	84.00
12	178	36,991,829	6.17	207,819	622	81.15
24	1,871	284,245,322	47.39	151,922	610	81.60
36	694	92,634,778	15.45	133,480	614	80.18
60	22	3,421,653	0.57	155,530	606	76.53
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

*Other includes all loans with prepayment penalty terms not equal to 0,12, 24, 36 or 60 months. No loans have prepayment penalty terms greater than 60 months.

Aggregate IO Term
IO Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	3,725	$524,698,790	87.49%	$140,859	608	81.21%
24	35	7,522,707	1.25	214,934	628	80.97
36	2	513,200	0.09	256,600	638	68.60
60	280	65,977,722	11.00	235,635	641	80.39
120	6	1,040,150	0.17	173,358	623	84.59
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Note Margins
Range of Note Margins(%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A "Fixed"	649	$80,242,544	13.38%	$123,640	614	78.60%
3.0000 - 3.4999	12	3,480,055	0.58	290,005	650	84.05
3.5000 - 3.9999	25	5,145,039	0.86	205,802	650	82.80
4.0000 - 4.4999	60	11,209,961	1.87	186,833	632	81.30
4.5000 - 4.9999	153	31,375,237	5.23	205,067	638	80.60
5.0000 - 5.4999	223	38,234,044	6.37	171,453	622	78.14
5.5000 - 5.9999	520	84,401,834	14.07	162,311	623	77.62
6.0000 - 6.4999	638	98,717,062	16.46	154,729	616	80.36
6.5000 - 6.9999	877	140,557,149	23.44	160,270	611	83.42
7.0000 - 7.4999	409	51,182,595	8.53	125,141	587	83.32
7.5000 - 7.9999	286	34,634,744	5.77	121,101	582	86.23
8.0000 - 8.4999	107	11,475,767	1.91	107,250	588	85.92
8.5000 - 8.9999	53	5,098,414	0.58	96,196	559	80.84
9.0000 - 9.4999	25	2,777,526	0.46	111,101	574	81.21
9.5000 - 9.9999	7	923,043	0.15	131,863	564	89.29
10.0000 - 10.9999	4	297,557	0.05	74,389	577	90.59
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Maximum Mortgage Rates
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A "Fixed"	649	$80,242,544	13.38%	$123,640	614	78.60%
9.0000 - 9.9999	5	795,889	0.13	159,178	628	78.65
10.0000 - 10.9999	3	290,763	0.05	96,921	593	84.65
11.0000 - 11.9999	89	17,174,860	2.86	192,976	629	79.15
12.0000 - 12.9999	650	118,253,826	19.72	181,929	627	77.87
13.0000 - 13.9999	1,405	224,034,285	37.35	159,455	616	81.44
14.0000 - 14.9999	950	125,788,871	20.97	132,409	597	84.58
15.0000 - 15.9999	254	28,983,532	4.83	114,108	581	85.21
16.0000 - 16.9999	39	3,819,828	0.64	97,944	554	80.26
17.0000 - 17.9999	4	368,171	0.06	92,043	514	66.26
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Minimum Mortgage Rates
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A "Fixed"	649	$80,242,544	13.38%	$123,640	614	78.60%
4.0000 - 4.9999	9	1,809,594	0.30	201,066	657	68.88
5.0000 - 5.9999	356	65,556,649	10.93	184,148	634	76.28
6.0000 - 6.9999	1,390	234,358,376	39.08	168,603	622	81.09
7.0000 - 7.9999	1,060	149,070,164	24.86	140,632	599	83.35
8.0000 - 8.9999	444	53,716,481	8.96	120,983	585	83.93
9.0000 - 9.9999	123	13,545,503	2.26	110,126	577	85.70
10.0000 - 10.9999	16	1,421,170	0.24	88,823	552	80.63
11.0000 - 11.9999	1	32,089	0.01	32,089	521	60.00
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

Aggregate Next Rate Adjustment Date
Range of Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A "Fixed"	649	$80,242,544	13.38%	$123,640	614	78.60%
2005-July	1	78,397	0.01	78,397	571	82.00
2005-Dec	1	64,624	0.01	64,624	615	80.00
2006-Dec	2	272,800	0.05	136,400	622	70.54
2007-Jan	12	1,414,347	0.24	117,862	650	78.28
2007-Feb	74	10,527,744	1.76	142,267	627	82.30
2007-Mar	279	51,573,178	8.60	184,850	617	81.46
2007-Apr	546	83,191,528	13.87	152,365	603	80.17
2007-May	1,588	239,734,761	39.97	150,966	610	81.96
2007-Jun	416	60,710,586	10.12	145,939	607	83.07
2007-Oct	2	212,458	0.04	106,229	582	90.09
2007-Nov	1	59,682	0.01	59,682	648	80.00
2007-Dec	1	65,075	0.01	65,075	635	80.00
2008-Jan	3	430,910	0.07	143,637	647	85.73
2008-Feb	8	884,204	0.15	110,526	631	87.36
2008-Mar	27	4,381,693	0.73	162,285	643	75.69
2008-Apr	54	10,187,322	1.70	188,654	633	78.98
2008-May	231	34,008,214	5.57	147,222	623	81.47
2008-Jun	153	21,712,502	3.62	141,912	623	79.17
Total:	4,048	$599,752,569	100.00%	$148,160	612	81.11%

IO Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$75,053,779.28	$63,750	$584,000
Number of Mortgage Loans	323

Average Current Principal Balance	$ 232,364.64	$63,750	$584,000
(1) Weighted Average Original Loan-to-Value	80.43%	40.00%	95.00%
(1) Weighted Average Original Mortgage Rate	6.482%	5.150%	9.250%
(1) Weighted Average Net Mortgage Rate	6.034%	4.725%	8.825%
(1) Weighted Average Note Margin	5.752%	3.050%	8.125%
(1) Weighted Average Maximum Mortgage Rate	13.093%	9.963%	15.500%
(1) Weighted Average Minimum Mortgage Rate	6.527%	4.300%	9.000%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	24	19	36
(1) Weighted Average Remaining Term to Stated Maturity (months)	358	355	360
(1) (2) Weighted Average Credit Score	639	542	800

(1) Weighted Average reflected in Total.

(2) 100% of the Aggregate Loans have Credit Scores.

(3) Includes loans that will be transferred to HomeComings within 90 days.

		Percent of Cut-off Date
	Range	Principal Balance
Product Type	ARM	100.00%
	Fixed	0.00%

Lien	First	100.00%

Property Type	Single Family (detached)	78.98%
	Detached PUD	11.72
	Condo under 5 stories	4.39
	Two-to-four family units	1.87
	Manufactured Home	0.12
	Attached PUD	2.57
	Townhouse/rowhouse	0.35

Occupancy Status	Primary Residence	100.00%
	Non Owner Occupied	0.00%
	Second/Vacation	0.00%

Documentation Type	Full Documentation	75.19%
	Reduced Documentation	24.81%

Loans with Prepayment Penalties		89.66%

Loans serviced by Homecomings(3)		100%

Aggregate IO Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
540 - 559	1	458,000	0.61	458,000	65.00
560 - 579	1	200,000	0.27	200,000	77.00
580 - 599	19	4,755,099	6.34	250,268	80.94
600 - 619	109	21,791,051	29.03	199,918	79.50
620 - 639	69	16,217,899	21.61	235,042	81.59
640 - 659	54	13,286,195	17.70	246,041	79.73
660 - 679	34	8,818,235	11.75	259,360	80.71
680 - 699	8	2,382,650	3.17	297,831	82.41
700 - 719	12	2,944,950	3.92	245,413	83.61
720 - 739	9	2,540,900	3.39	282,322	81.11
740 - 759	4	890,000	1.19	222,500	75.96
760 or Greater	3	768,800	1.02	256,267	82.86
Total:	323	75,053,779	100.00	232,365	80.43

Aggregate IO Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	12	1,020,853	1.36	85,071	639	75.11
100,001 - 200,000	152	23,307,355	31.05	153,338	631	80.64
200,001 - 300,000	86	21,231,961	28.29	246,883	642	79.61
300,001 - 400,000	36	12,289,970	16.37	341,388	646	81.54
400,001 - 500,000	30	13,354,440	17.79	445,148	641	80.49
500,001 - 600,000	7	3,849,199	5.13	549,886	648	81.29
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.5000 - 4.9999	7	1,797,070	2.39	256,724	623	65.47
5.0000 - 5.4999	50	13,949,907	18.59	278,998	649	78.54
5.5000 - 5.9999	93	24,245,730	32.30	260,707	646	80.18
6.0000 - 6.4999	87	18,148,369	24.18	208,602	635	80.87
6.5000 - 6.9999	47	9,065,153	12.08	192,876	634	81.81
7.0000 - 7.4999	32	6,396,380	8.52	199,887	623	84.47
7.5000 - 7.9999	4	656,520	0.87	164,130	639	84.92
8.0000 - 8.4999	2	476,400	0.63	238,200	596	91.70
8.5000 - 8.9999	1	318,250	0.42	318,250	584	95.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Original Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
5.0000 - 5.4999	9	2,367,670	3.15	263,074	625	67.69
5.5000 - 5.9999	67	18,567,957	24.74	277,134	653	79.20
6.0000 - 6.4999	76	20,181,680	26.89	265,548	642	80.34
6.5000 - 6.9999	94	19,235,448	25.63	204,632	635	80.74
7.0000 - 7.4999	38	6,954,419	9.27	183,011	631	82.12
7.5000 - 7.9999	33	6,455,355	8.60	195,617	625	84.17
8.0000 - 8.4999	3	496,600	0.66	165,533	632	86.51
8.5000 - 8.9999	1	314,900	0.42	314,900	594	90.00
9.0000 - 9.4999	2	479,750	0.64	239,875	590	95.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	6	1,416,500	1.89	236,083	631
50.01 - 55.00	2	365,000	0.49	182,500	602
60.01 - 65.00	10	2,504,497	3.34	250,450	614
65.01 - 70.00	11	3,115,750	4.15	283,250	627
70.01 - 75.00	9	2,070,383	2.76	230,043	637
75.01 - 80.00	199	44,050,849	58.69	221,361	642
80.01 - 85.00	28	6,702,959	8.93	239,391	634
85.01 - 90.00	52	13,611,491	18.14	261,759	644
90.01 - 95.00	6	1,216,350	1.62	202,725	612
Total:	323	75,053,779	100.00	232,365	639

Aggregate IO State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	2	454,850	0.61	227,425	625	85.48
Arizona	26	4,020,868	5.36	154,649	623	81.93
California	119	36,559,432	48.71	307,222	645	78.90
Colorado	8	1,345,750	1.79	168,219	656	81.34
Connecticut	3	864,000	1.15	288,000	631	84.40
Florida	33	6,464,595	8.61	195,897	638	80.90
Georgia	17	2,745,636	3.66	161,508	613	81.95
Illinois	9	1,750,370	2.33	194,486	622	78.10
Kansas	1	288,975	0.39	288,975	626	85.00
Kentucky	1	63,750	0.08	63,750	603	85.00
Maryland	9	2,599,700	3.46	288,856	632	84.73
Massachusetts	2	488,400	0.65	244,200	661	84.94
Michigan	4	651,250	0.87	162,813	648	80.95
Minnesota	21	3,632,910	4.84	172,996	617	80.51
Missouri	3	320,597	0.43	106,866	612	86.08
Nevada	13	2,817,000	3.75	216,692	658	78.77
New Hampshire	1	267,750	0.36	267,750	628	84.00
North Carolina	3	1,029,600	1.37	343,200	641	92.20
Ohio	9	1,176,120	1.57	130,680	644	83.33
Oregon	3	510,650	0.68	170,217	702	80.00
Rhode Island	2	658,500	0.88	329,250	680	86.36
South Carolina	1	170,900	0.23	170,900	605	90.00
Tennessee	1	161,500	0.22	161,500	601	95.00
Texas	11	1,842,431	2.45	167,494	624	80.85
Utah	2	278,000	0.37	139,000	621	80.00
Virginia	8	1,690,945	2.25	211,368	626	81.30
Washington	10	2,116,100	2.82	211,610	650	80.87
Wisconsin	1	83,200	0.11	83,200	617	80.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	143	36,905,894	49.17	258,083	634	79.91
Purchase	158	34,727,165	46.27	219,792	647	81.02
Rate / Term Refinance	22	3,420,720	4.56	155,487	620	80.05
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Documentation
Documentation Type	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	250	56,432,797	75.19	225,731	632	80.35
Reduced Documentation	73	18,620,982	24.81	255,082	662	80.69
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Occupancy
Occupancy Type	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	323	75,053,779	100.00	232,365	639	80.43
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Property Type
Property Type	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	259	59,277,067	78.98	228,869	638	80.33
Planned Unit Developments (detached)	31	8,799,261	11.72	283,847	632	79.43
Condo Low-Rise (under 5 stories)	17	3,291,600	4.39	193,624	673	83.19
Two-to-four family units	5	1,403,281	1.87	280,656	647	84.53
Manufactured Home	1	90,000	0.12	90,000	746	40.00
Planned Unit Developments (attached)	8	1,931,270	2.57	241,409	637	81.63
Townhouse/rowhouse	2	261,300	0.35	130,650	611	86.37
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
A4	263	60,860,080	80.09	231,407	643	80.35
AX	54	13,085,449	17.43	242,323	623	80.92
AM	3	638,000	0.85	212,667	589	80.80
B	2	358,250	0.48	179,125	589	76.12
CM	1	112,000	0.15	112,000	649	80.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Prepayment Penalty Term
Prepayment Penalty Term	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	36	7,761,831	10.34	215,606	628	82.39
12	36	10,606,619	14.13	294,628	645	81.65
24	203	47,450,877	63.22	233,748	637	80.19
36	46	8,981,781	11.97	195,256	652	78.56
60	2	252,671	0.34	126,336	610	79.50
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Term
IO Term	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
24	35	7,522,707	10.02	214,934	628	80.97
36	2	513,200	0.68	256,600	638	68.60
60	280	65,977,722	87.91	235,635	641	80.39
120	6	1,040,150	1.39	173,358	623	84.59
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Note Margins
Range of Note Margins(%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.0000 - 3.4999	8	2,862,870	3.81	357,859	648	84.27
3.5000 - 3.9999	8	1,837,140	2.45	229,643	641	80.71
4.0000 - 4.4999	16	3,152,950	4.20	197,059	633	77.39
4.5000 - 4.9999	43	12,040,737	16.04	280,017	651	79.77
5.0000 - 5.4999	43	9,493,344	12.65	220,775	638	79.59
5.5000 - 5.9999	71	13,559,434	18.07	190,978	642	80.19
6.0000 - 6.4999	37	7,534,994	10.04	203,648	623	77.12
6.5000 - 6.9999	89	23,116,660	30.80	259,738	638	81.80
7.0000 - 7.4999	5	596,900	0.80	119,380	627	85.42
7.5000 - 7.9999	2	540,500	0.72	270,250	617	85.83
8.0000 - 8.4999	1	318,250	0.42	318,250	584	95.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Maximum Mortgage Rates
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
9.0000 - 9.9999	1	224,500	0.30	224,500	614	69.00
11.0000 - 11.9999	22	5,121,777	6.82	232,808	635	80.98
12.0000 - 12.9999	125	29,833,620	39.75	238,669	641	78.43
13.0000 - 13.9999	144	33,721,528	44.93	234,177	640	81.63
14.0000 - 14.9999	26	5,086,704	6.78	195,642	634	81.58
15.0000 - 15.9999	5	1,065,650	1.42	213,130	598	92.74
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Minimum Mortgage Rates
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.0000 - 4.9999	4	971,750	1.29	242,938	661	68.75
5.0000 - 5.9999	62	16,037,027	21.37	258,662	647	79.07
6.0000 - 6.9999	203	47,682,978	63.53	234,892	639	80.37
7.0000 - 7.9999	49	9,296,374	12.39	189,722	630	82.91
8.0000 - 8.9999	4	904,150	1.20	226,038	597	92.34
9.0000 - 9.9999	1	161,500	0.22	161,500	601	95.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Aggregate IO Next Rate Adjustment Date
Range of Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate IO Principal Balance Outstanding	Percent of Aggregate IO Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
2007-Jan	1	110,400	0.15	110,400	634	80.00
2007-Feb	7	2,092,033	2.79	298,862	633	82.67
2007-Mar	54	16,231,991	21.63	300,592	645	79.60
2007-Apr	65	14,149,892	18.85	217,691	635	81.09
2007-May	139	29,213,207	38.92	210,167	634	80.95
2007-Jun	12	2,248,975	3.00	187,415	626	83.67
2008-Feb	1	269,831	0.36	269,831	645	90.00
2008-Mar	6	1,241,700	1.65	206,950	642	70.95
2008-Apr	17	4,249,250	5.66	249,956	656	76.32
2008-May	20	4,856,500	6.47	242,825	658	82.39
2008-Jun	1	390,000	0.52	390,000	634	65.00
Total:	323	75,053,779	100.00	232,365	639	80.43

Net WAC Cap Schedule

Senior Certificates

Month	(%)[1]	(%)[2]	Month	(%)[1]	(%)[2]
1	7.72	7.72	38	8.77	11.29
2	6.72	8.95	39	8.77	11.28
3	6.72	8.95	40	9.06	11.64
4	6.95	8.95	41	8.76	11.30
5	6.72	8.95	42	9.05	11.95
6	6.95	8.94	43	8.75	11.55
7	6.72	8.94	44	8.74	11.54
8	6.72	8.94	45	9.68	12.77
9	7.44	8.93	46	8.74	11.52
10	6.72	8.94	47	9.02	11.90
11	6.95	8.93	48	8.73	11.52
12	6.72	8.93	49	9.01	11.89
13	6.95	8.93	50	8.72	11.50
14	6.72	8.93	51	8.71	11.48
15	6.72	8.92	52	9.00	11.85
16	6.95	8.92	53	8.70	11.46
17	6.72	8.92	54	8.99	11.83
18	6.95	8.91	55	8.69	11.43
19	6.72	8.91	56	8.69	11.42
20	6.72	8.91	57	9.61	12.63
21	7.45	8.89	58	8.68	11.39
22	6.73	8.90	59	8.96	11.76
23	7.22	8.88	60	8.67	11.37
24	8.57	8.84	61	8.95	11.73
25	8.84	9.12	62	8.65	11.34
26	8.55	8.81	63	8.65	11.32
27	8.54	8.80	64	8.93	11.69
28	8.82	9.09	65	8.64	11.30
29	8.53	9.05	66	8.92	11.66
30	8.81	11.21	67	8.63	11.27
31	8.53	10.84	68	8.62	11.25
32	8.52	10.83	69	9.54	12.44
33	9.11	11.57	70	8.61	11.23
34	8.52	10.81	71	8.89	11.59
35	8.84	11.27	72	8.60	11.20
36	8.78	11.31	73	8.88	11.56
37	9.07	11.68

(1) Assumes 1-month LIBOR remains constant at 3.22% and 6-month LIBOR remains constant at 3.62% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call. Assumes payments are received from the related Yield Maintenance Agreement.

Net WAC Cap Schedule

Subordinate Certificates

Month	(%)[1]	(%)[2]	Month	(%)[1]	(%)[2]
1	7.72	7.72	38	8.77	11.29
2	6.72	9.00	39	8.77	11.28
3	6.72	9.00	40	9.06	11.64
4	6.95	9.00	41	8.76	11.30
5	6.72	9.00	42	9.05	11.95
6	6.95	9.00	43	8.75	11.55
7	6.72	9.00	44	8.74	11.54
8	6.72	9.00	45	9.68	12.77
9	7.44	9.00	46	8.74	11.52
10	6.72	9.00	47	9.02	11.90
11	6.95	9.00	48	8.73	11.52
12	6.72	9.00	49	9.01	11.89
13	6.95	9.00	50	8.72	11.50
14	6.72	9.00	51	8.71	11.48
15	6.72	9.00	52	9.00	11.85
16	6.95	9.00	53	8.70	11.46
17	6.72	9.00	54	8.99	11.83
18	6.95	9.00	55	8.69	11.43
19	6.72	9.00	56	8.69	11.42
20	6.72	9.00	57	9.61	12.63
21	7.45	9.00	58	8.68	11.39
22	6.73	9.00	59	8.96	11.76
23	7.22	9.00	60	8.67	11.37
24	8.57	9.00	61	8.95	11.73
25	8.84	9.12	62	8.65	11.34
26	8.55	9.00	63	8.65	11.32
27	8.54	9.00	64	8.93	11.69
28	8.82	9.09	65	8.64	11.30
29	8.53	9.05	66	8.92	11.66
30	8.81	11.21	67	8.63	11.27
31	8.53	10.84	68	8.62	11.25
32	8.52	10.83	69	9.54	12.44
33	9.11	11.57	70	8.61	11.23
34	8.52	10.81	71	8.89	11.59
35	8.84	11.27	72	8.60	11.20
36	8.78	11.31	73	8.88	11.56
37	9.07	11.68

(1) Assumes 1-month LIBOR remains constant at 3.22% and 6-month LIBOR remains constant at 3.62% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call. Assumes payments are received from the related Yield Maintenance Agreement.

Bond Summary (To Call)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class A-1
Average Life (Years)	13.34	1.59	1.21	1.00	0.85	0.75
Modified Duration (at par)	10.41	1.54	1.18	0.98	0.84	0.74
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	1/25/2026	5/25/2008	7/25/2007	3/25/2007	12/25/2006	9/25/2006
Principal Payment Window (Months)	247	35	25	21	18	15
Class A-2
Average Life (Years)	22.48	3.73	2.51	2.00	1.73	1.50
Modified Duration (at par)	15.65	3.49	2.40	1.93	1.68	1.46
First Principal Payment Date	1/25/2026	5/25/2008	7/25/2007	3/25/2007	12/25/2006	9/25/2006
Last Principal Payment Date	1/25/2030	5/25/2010	10/25/2008	10/25/2007	6/25/2007	3/25/2007
Principal Payment Window (Months)	49	25	16	8	7	7
Class A-3
Average Life (Years)	26.72	7.48	5.00	3.25	2.24	1.95
Modified Duration (at par)	17.33	6.53	4.56	3.05	2.15	1.88
First Principal Payment Date	1/25/2030	5/25/2010	10/25/2008	10/25/2007	6/25/2007	3/25/2007
Last Principal Payment Date	1/25/2034	9/25/2016	12/25/2012	12/25/2010	2/25/2008	8/25/2007
Principal Payment Window (Months)	49	77	51	39	9	6
Class A-4
Average Life (Years)	28.81	12.21	8.17	6.01	3.26	2.31
Modified Duration (at par)	17.84	9.85	7.06	5.39	3.06	2.21
First Principal Payment Date	1/25/2034	9/25/2016	12/25/2012	12/25/2010	2/25/2008	8/25/2007
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	12/25/2007
Principal Payment Window (Months)	4	14	10	8	25	5

Bond Summary (To Call)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class M-1
Average Life (Years)	26.79	8.19	5.51	4.66	4.66	3.60
Modified Duration (at par)	16.92	6.93	4.92	4.26	4.27	3.36
First Principal Payment Date	8/25/2028	7/25/2009	9/25/2008	5/25/2009	2/25/2010	12/25/2007
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	61	27	1	15
Class M-2
Average Life (Years)	26.79	8.19	5.50	4.50	4.57	3.66
Modified Duration (at par)	16.88	6.93	4.91	4.12	4.20	3.42
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	1/25/2009	9/25/2009	2/25/2009
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	62	31	6	1
Class M-3
Average Life (Years)	26.79	8.19	5.50	4.43	4.29	3.64
Modified Duration (at par)	16.84	6.92	4.90	4.05	3.95	3.39
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	1/25/2009	7/25/2009	1/25/2009
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	62	31	8	2
Class M-4
Average Life (Years)	26.79	8.19	5.50	4.38	4.10	3.44
Modified Duration (at par)	16.53	6.87	4.88	3.99	3.77	3.21
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	11/25/2008	3/25/2009	9/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	62	33	12	6
Class M-5
Average Life (Years)	26.79	8.19	5.49	4.34	3.94	3.27
Modified Duration (at par)	16.49	6.86	4.87	3.95	3.64	3.06
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	10/25/2008	1/25/2009	7/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	34	14	8
Class M-6
Average Life (Years)	26.79	8.19	5.49	4.32	3.85	3.19
Modified Duration (at par)	16.41	6.85	4.86	3.93	3.56	2.98
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	10/25/2008	12/25/2008	6/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	34	15	9
Class M-7
Average Life (Years)	26.79	8.19	5.49	4.29	3.78	3.11
Modified Duration (at par)	15.53	6.69	4.78	3.86	3.46	2.89
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	9/25/2008	11/25/2008	4/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	35	16	11

Bond Summary (To Call)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class M-8
Average Life (Years)	26.79	8.19	5.49	4.27	3.72	3.05
Modified Duration (at par)	15.36	6.66	4.77	3.83	3.39	2.83
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	8/25/2008	10/25/2008	3/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	36	17	12
Class M-9
Average Life (Years)	26.79	8.19	5.49	4.25	3.67	3.00
Modified Duration (at par)	14.65	6.53	4.70	3.78	3.32	2.76
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	8/25/2008	9/25/2008	3/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	36	18	12
Class M-10
Average Life (Years)	26.79	8.19	5.49	4.25	3.64	2.97
Modified Duration (at par)	14.18	6.44	4.65	3.74	3.28	2.72
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	7/25/2008	8/25/2008	2/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	37	19	13
Class M-11
Average Life (Years)	26.78	8.15	5.47	4.20	3.60	2.94
Modified Duration (at par)	13.08	6.21	4.52	3.63	3.19	2.66
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	7/25/2008	8/25/2008	2/25/2008
Last Principal Payment Date	4/25/2034	10/25/2017	9/25/2013	7/25/2011	2/25/2010	2/25/2009
Principal Payment Window (Months)	69	100	63	37	19	13

Bond Summary (To Maturity)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class A-1
Average Life (Years)	13.34	1.59	1.21	1.00	0.85	0.75
Modified Duration (at par)	10.41	1.54	1.18	0.98	0.84	0.74
First Principal Payment Date	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment Date	1/25/2026	5/25/2008	7/25/2007	3/25/2007	12/25/2006	9/25/2006
Principal Payment Window (Months)	247	35	25	21	18	15
Class A-2
Average Life (Years)	22.48	3.73	2.51	2.00	1.73	1.50
Modified Duration (at par)	15.65	3.49	2.40	1.93	1.68	1.46
First Principal Payment Date	1/25/2026	5/25/2008	7/25/2007	3/25/2007	12/25/2006	9/25/2006
Last Principal Payment Date	1/25/2030	5/25/2010	10/25/2008	10/25/2007	6/25/2007	3/25/2007
Principal Payment Window (Months)	49	25	16	8	7	7
Class A-3
Average Life (Years)	26.72	7.48	5.00	3.25	2.24	1.95
Modified Duration (at par)	17.33	6.53	4.56	3.05	2.15	1.88
First Principal Payment Date	1/25/2030	5/25/2010	10/25/2008	10/25/2007	6/25/2007	3/25/2007
Last Principal Payment Date	1/25/2034	9/25/2016	12/25/2012	12/25/2010	2/25/2008	8/25/2007
Principal Payment Window (Months)	49	77	51	39	9	6
Class A-4
Average Life (Years)	29.26	15.71	10.74	7.90	4.20	2.31
Modified Duration (at par)	18.00	11.82	8.78	6.80	3.80	2.21
First Principal Payment Date	1/25/2034	9/25/2016	12/25/2012	12/25/2010	2/25/2008	8/25/2007
Last Principal Payment Date	5/25/2035	7/25/2030	1/25/2024	5/25/2019	4/25/2016	12/25/2007
Principal Payment Window (Months)	17	167	134	102	99	5

Bond Summary (To Maturity)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class M-1
Average Life (Years)	26.90	9.02	6.12	5.11	6.08	5.97
Modified Duration (at par)	16.96	7.41	5.33	4.59	5.42	5.31
First Principal Payment Date	8/25/2028	7/25/2009	9/25/2008	5/25/2009	8/25/2010	12/25/2007
Last Principal Payment Date	4/25/2035	9/25/2027	3/25/2021	2/25/2017	7/25/2014	2/25/2014
Principal Payment Window (Months)	81	219	151	94	48	75
Class M-2
Average Life (Years)	26.90	9.00	6.09	4.93	4.99	4.37
Modified Duration (at par)	16.92	7.39	5.31	4.45	4.53	4.02
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	1/25/2009	9/25/2009	3/25/2009
Last Principal Payment Date	4/25/2035	2/25/2027	8/25/2020	9/25/2016	3/25/2014	5/25/2012
Principal Payment Window (Months)	81	212	145	93	55	39
Class M-3
Average Life (Years)	26.90	8.98	6.07	4.84	4.61	3.92
Modified Duration (at par)	16.88	7.37	5.29	4.37	4.21	3.63
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	1/25/2009	7/25/2009	1/25/2009
Last Principal Payment Date	3/25/2035	3/25/2026	11/25/2019	2/25/2016	9/25/2013	1/25/2012
Principal Payment Window (Months)	80	201	136	86	51	37
Class M-4
Average Life (Years)	26.90	8.96	6.05	4.78	4.42	3.70
Modified Duration (at par)	16.57	7.30	5.25	4.29	4.03	3.43
First Principal Payment Date	8/25/2028	7/25/2009	8/25/2008	11/25/2008	3/25/2009	9/25/2008
Last Principal Payment Date	3/25/2035	11/25/2025	8/25/2019	12/25/2015	7/25/2013	11/25/2011
Principal Payment Window (Months)	80	197	133	86	53	39
Class M-5
Average Life (Years)	26.90	8.92	6.02	4.72	4.24	3.52
Modified Duration (at par)	16.53	7.28	5.23	4.24	3.88	3.26
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	10/25/2008	1/25/2009	7/25/2008
Last Principal Payment Date	2/25/2035	12/25/2024	11/25/2018	5/25/2015	2/25/2013	7/25/2011
Principal Payment Window (Months)	79	186	125	80	50	37
Class M-6
Average Life (Years)	26.90	8.89	5.99	4.68	4.14	3.42
Modified Duration (at par)	16.45	7.24	5.20	4.21	3.79	3.18
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	10/25/2008	12/25/2008	6/25/2008
Last Principal Payment Date	2/25/2035	3/25/2024	4/25/2018	12/25/2014	10/25/2012	4/25/2011
Principal Payment Window (Months)	79	177	118	75	47	35
Class M-7
Average Life (Years)	26.89	8.83	5.95	4.62	4.04	3.32
Modified Duration (at par)	15.56	7.04	5.08	4.10	3.66	3.06
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	9/25/2008	11/25/2008	4/25/2008
Last Principal Payment Date	1/25/2035	8/25/2023	11/25/2017	8/25/2014	7/25/2012	1/25/2011
Principal Payment Window (Months)	78	170	113	72	45	34

Bond Summary (To Maturity)
PREPAYMENT ASSUMPTION	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC

Class M-8
Average Life (Years)	26.89	8.75	5.89	4.55	3.94	3.23
Modified Duration (at par)	15.38	6.96	5.02	4.04	3.57	2.98
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	8/25/2008	10/25/2008	3/25/2008
Last Principal Payment Date	12/25/2034	6/25/2022	12/25/2016	12/25/2013	12/25/2011	8/25/2010
Principal Payment Window (Months)	77	156	102	65	39	30
Class M-9
Average Life (Years)	26.87	8.64	5.81	4.48	3.85	3.15
Modified Duration (at par)	14.67	6.77	4.90	3.94	3.46	2.88
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	8/25/2008	9/25/2008	3/25/2008
Last Principal Payment Date	11/25/2034	5/25/2021	4/25/2016	5/25/2013	7/25/2011	4/25/2010
Principal Payment Window (Months)	76	143	94	58	35	26
Class M-10
Average Life (Years)	26.85	8.49	5.70	4.40	3.76	3.07
Modified Duration (at par)	14.19	6.60	4.79	3.85	3.37	2.80
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	7/25/2008	8/25/2008	2/25/2008
Last Principal Payment Date	10/25/2034	3/25/2020	6/25/2015	10/25/2012	2/25/2011	12/25/2009
Principal Payment Window (Months)	75	129	84	52	31	23
Class M-11
Average Life (Years)	26.80	8.22	5.51	4.23	3.63	2.97
Modified Duration (at par)	13.09	6.24	4.55	3.65	3.21	2.68
First Principal Payment Date	8/25/2028	7/25/2009	7/25/2008	7/25/2008	8/25/2008	2/25/2008
Last Principal Payment Date	7/25/2034	11/25/2018	6/25/2014	1/25/2012	7/25/2010	6/25/2009
Principal Payment Window (Months)	72	113	72	43	24	17

Citigroup Contacts
	name	phone extension
Mortgage Finance:	Philip Seares	(212) 723-1145
	Venkat Veerubhotla	(212) 723-6662
	Mitchell Garrett	(212) 723-6932
	Shekhar Shah - Structuring	(212) 723-5386
	Neil Aggarwal - Structuring	(212) 723-6420

Mortgage Trading:	Matthew Cherwin	(212) 723-6325
	Eliot Rubenzahl	(212) 723-6325

Rating Agency Contacts
	name	phone extension
Moody's:	Timothy Gildner	(212) 553-2919
S&P:	Thomas Warrack	(212) 438-2634
Fitch:	Laura Pokojni	(212) 908-0228